UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  [_]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

POINTE FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)

BARBARA WORTLEY
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

POINTE FINANCIAL CORPORATION

SOLICITATION OF AGENT DESIGNATIONS
IN CONNECTION WITH THE CALL OF A SPECIAL MEETING OF SHAREHOLDERS

SOLICITATION STATEMENT OF BARBARA WORTLEY

WHY YOU WERE SENT THIS SOLICITATION STATEMENT

This solicitation statement and the accompanying WHITE agent designation card are being furnished to holders of the common stock of Pointe Financial Corporation (“Pointe” or the “Company”) in connection with the solicitation of agent designations by Barbara Wortley. Mrs. Wortley seeks to provide for the call of a special meeting of the Company for the purpose of considering and voting upon a proposal targeted at removing three members of the Board of Directors of the Company (the “Proposal”).

For a special meeting to be held, agent designations in favor of calling the special meeting must be executed by the record holder or holders of not less than 10% of all of the shares entitled to vote at such meeting. As of June 23, 2004, Mrs. Wortley was the beneficial owner of, and had the right to vote, 104,125 shares of the Company’s Common Stock, representing approximately 4.6% of the outstanding Common Stock of the Company.

This solicitation statement and the accompanying WHITE agent designation card are first being mailed to shareholders on or about June ____, 2004. Agent designations should be delivered as promptly as possible, by fax or by mail (using the enclosed envelope), to Mrs. Wortley’s Information Agent, D.F. King & Co. as set forth below.

THIS SOLICITATION IS BEING MADE BY MRS. WORTLEY, AND NOT ON BEHALF OF THE COMPANY BOARD. AT THIS TIME, MRS. WORTLEY IS ONLY SOLICITING YOUR AGENT DESIGNATION TO CALL THE SPECIAL MEETING. MRS. WORTLEY IS NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSAL. AFTER THE SPECIAL MEETING HAS BEEN CALLED, MRS. WORTLEY WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSAL.

YOUR AGENT DESIGNATION IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. MRS. WORTLEY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE AGENT DESIGNATION TO CALL A SPECIAL MEETING.

IMPORTANT

IF YOUR SHARES OF COMPANY COMMON STOCK ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE AGENT DESIGNATION TO D.F. KING & CO. IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES OF COMPANY COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WHITE AGENT DESIGNATION WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WHITE AGENT DESIGNATION TO BE SIGNED REPRESENTING YOUR SHARES OF COMPANY COMMON STOCK. MRS. WORTLEY URGES YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO MRS. WORTLEY IN CARE OF D.F. KING & CO. TO THE ADDRESS BELOW, SO THAT MRS. WORTLEY WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

1—Preliminary Proxy Statement

IF YOU HAVE ANY QUESTIONS ABOUT EXECUTING OR DELIVERING YOUR WHITE AGENT DESIGNATION OR REQUIRE ASSISTANCE, PLEASE CONTACT:

[D.F. KING & CO. LOGO]
48 WALL STREET
NEW YORK, NEW YORK 10005
CALL TOLL-FREE: (800) ____-_____
FAX: (212) ___-_____

WE ARE DISSATISFIED WITH THE CURRENT BOARD OF DIRECTORS.

We are dissatisfied with certain members of the Board of Directors. Since Mrs. Wortley is a significant shareholder of the Company, she has every incentive to increase shareholder value. Mrs. Wortley believes that calling a special meeting at which the shareholders can remove certain of the current directors will give the shareholders the opportunity to express their dissatisfaction and enable the remaining Board members to replace the removed directors with persons who will be more in touch with shareholders’ concerns.

THE SPECIAL MEETING

Mrs. Wortley is soliciting agent designations to call the special meeting. Mrs. Wortley is furnishing this Solicitation Statement and a form of Agent Designation to you for the appointment of designated agents of the shareholders to call the special meeting. After the special meeting is called, Mrs. Wortley will solicit proxies from you in support of the Proposal by sending you a notice of the special meeting, a proxy statement and a proxy card for use therewith. For the special meeting to be held, agent designations in favor of the call and demand of the special meeting must be executed by the holder or holders of not less than 10% of all of the shares entitled to vote at such meeting (the “Requisite Holders”). According to the Company’s Form 10-Q for the fiscal quarter ended March 31, 2004, as of May 5, 2004, there were 2,262,123 shares of the Company's common stock outstanding. Based on such number and the fact that Mrs. Wortley owns 104,125 shares, Agent Designations from holders of an aggregate of at least 122,088 shares in addition to shares owned by Mrs. Wortley will be required to call the special meeting.

If Mrs. Wortley is successful in her solicitation of agent designations and the special meeting is called and held, Mrs. Wortley expects to present at the special meeting a proposal to remove the following three members of the Company’s Board of Directors: R. Carl Palmer, Timothy McGinn and D. Richard Mead. Pursuant to Fla. Stat. 607.0809 and Section 3.10 of the Bylaws, the removal of directors requires the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors voting at such meeting. Pursuant to the Fla. Stat. 607.0809 and Section 3.9 of the Bylaws, the remaining members of the Board may appoint persons to fill the vacancy caused by the removal of a director. Mrs. Wortley does not intend to nominate any persons to fill any such vacant director positions.

Mrs. Wortley expects to request, in the proxy solicitation relating to the special meeting, authority to (i) to initiate and vote for proposals to recess or adjourn the special meeting for any reason and (ii) to oppose and vote against any proposal to recess or adjourn the special meeting. Mrs. Wortley does not currently anticipate additional proposals on any substantive matters. Nevertheless, Mrs. Wortley reserves the right to either modify the Proposal or cause additional proposals to be identified in the notice of, and in, the proxy materials for, the special meeting. Mrs. Wortley is not aware of any other proposals to be brought before the special meeting. However, should other proposals be brought before the special meeting, Mrs. Wortley will vote her proxies on such matters in her discretion.

2—Preliminary Proxy Statement

IF THE SPECIAL MEETING IS CALLED, YOU WILL BE FURNISHED WITH NOTICE OF THE SPECIAL MEETING AND PROXY MATERIALS RELATING TO THE FOREGOING PROPOSAL.

AGENT DESIGNATION PROCEDURES

Pursuant to this Solicitation Statement, Mrs. Wortley is soliciting agent designations from holders of outstanding shares to call the special meeting. By executing an agent designation, a shareholder will designate specified persons as the shareholder’s agents and will authorize the designated agents (i) to call the special meeting, (ii) to set the place, date and time of the special meeting, if held to be permissible, and (iii) exercise all rights of the Requisite Holders incidental to calling and convening the special meeting and causing the purposes of the authority expressly granted pursuant to the agent designations to the designated agents to be carried into. Agent designations do not grant the designated agents the power to vote any shares at the special meeting. To vote on the matters to be brought before the special meeting you must vote by proxy or in person at the special meeting.

You may revoke your agent designation at any time by delivering a written revocation to Mrs. Wortley in care of D.F. King & Co. at the address or fax number set forth on the back cover of this Solicitation Statement. Such a revocation must clearly state that your agent designation is no longer effective. Any revocation of an agent designation will not affect any action taken by the designated agent pursuant to the agent designation prior to such revocation.

If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign an agent designation with respect to your shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and give instructions for a WHITE Agent Designation representing your shares to be signed. Mrs. Wortley urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to Mrs. Wortley in care of D.F. King & Co. at the address or fax number set forth on the back cover of this Solicitation Statement so that Mrs. Wortley will be aware of all instructions given and can attempt to ensure that such instructions are followed.

BY EXECUTING THE WHITE AGENT DESIGNATION AND RETURNING IT TO MRS. WORTLEY, YOU ARE NOT COMMITTING TO CAST ANY VOTE IN FAVOR OR AGAINST, NOR ARE YOU GRANTING ANY PROXY TO VOTE ON, ANY PROPOSAL TO BE BROUGHT BEFORE THE SPECIAL MEETING.

SOLICITATION OF AGENT DESIGNATIONS; EXPENSES.

The entire expense of preparing and mailing this Solicitation Statement and any other soliciting material and the total expenditures relating to the solicitation of agent designations (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation and litigation) will be borne by Mrs. Wortley and Joseph Wortley, Mrs. Wortley’s husband (together with Mrs. Wortley, the “Wortleys”). In addition to the use of the mails, agent designations and proxies may be solicited by the Wortleys by telephone, telegram, and personal solicitation. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold, and the Wortleys will reimburse such institutions for their reasonable out-of-pocket expenses.

Mrs. Wortley has retained D.F. King & Co., a proxy solicitation firm, to assist in the solicitation of agent designations and the proxy solicitation in connection with the special meeting and at a fee estimated not to exceed $35,000 plus reimbursement of reasonable out-of-pocket expenses. That firm will utilize approximately 25 persons in its solicitation efforts.

3—Preliminary Proxy Statement

The Wortleys estimate that their total expenditures relating to the solicitation of agent designations and the solicitation of proxies for approval at the special meeting will be approximately $100,000 (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation, and litigation). Total cash expenditures to date relating to these solicitations have been approximately $5,000.

Mrs. Wortley intends to seek reimbursement from the Company for the Wortley's actual expenses incurred in connection with this solicitation and the solicitation of proxies approving the proposal. Following the special meeting, Mrs. Wortley will request that the Board of Directors approve a reimbursement of such expenses. If the matter is submitted to a vote of the Company’s shareholders, Mrs. Wortley will vote her shares in favor of such reimbursement and will accept the results of such shareholder vote.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS.

The Wortleys may each be deemed to be “participants” in the solicitation conducted with this Solicitation Statement. Mrs. Wortley’s business address is 456 Alexander Palm Road, Boca Raton, Florida 33432. Mrs. Wortley’s principal occupation is the administrative assistant to the president and chief executive officer of Liberty Research Inc. Liberty Research Inc. is a medical research company. Liberty’s address is at Route 17, Waverly, New York 14892. Mr. Wortley’s business address is 456 Alexander Palm Road, Boca Raton, Florida 33432. Mr. Wortley’s principal occupation is managing partner of Liberty Associates LLC. Liberty Associates LLC is a management company. Liberty Associates LLC’s address is at 637 Jim Moran Boulevard, Deerfield Beach, Florida 33442.

Exhibit A lists certain information regarding ownership of the Common Stock by Mrs. Wortley and transactions in the Common Stock made by Mrs. Wortley during the last two years. Mrs. Wortley beneficially owns 104,125 shares, approximately 4.6% of the outstanding shares of the Company’s Common Stock , and, except with respect to the exercise of the option granted by the Option Agreement set forth in the next paragraph, currently intends to maintain that approximate level of ownership. Mrs. Wortley may, however, change or alter her investment strategy at any time to increase or decrease her holdings in the Company.

Mr. Wortley does not beneficially own any shares of the Company’s Common Stock. As set forth below, Mr. Wortley is a plan administrator for Liberty Lighting Pension Fund, but as of June 14, 2004, the portion of the Liberty Lighting Pension Fund over which Mr. Wortley has control does not own any shares of Common Stock of the Company.

The number of shares held beneficially by Mrs. Wortley set forth in the preceding paragraph does not include any shares which are the subject of the Option Agreement for the Purchase of Stock, dated January 20, 2004, between Mrs. Wortley and Morris Massry, a director of the Company (the “Option Agreement”). Under the terms of the Option Agreement Mr. Massry granted Mrs. Wortley the option to purchase 164,810 shares of Mr. Massry’s shares of Common Stock on an “all or none” basis, so that Mrs. Wortley, should she exercise such option, is required to purchase all, and not less than all, 164,810 shares which are the subject of such option (the “Option Shares”). The exercise price of such option is $24.00 per share, or an aggregate of $3,955,440. Mrs. Wortley paid Mr. Massry $100,000 in consideration of the grant of the Option Agreement. The option was originally to expire May 10, 2004, but was extended, pursuant to the terms of the Option Agreement, to September 10, 2004. Mrs. Wortley paid Mr. Massry an additional $100,000 for such extension. The Option Agreement provides that Mr. Massry retains all dividends which may be declared on the Option Shares and all voting rights. Any non-cash dividends payable in Common Stock of the Company are subject to the Option Agreement, which also includes any shares of Common Stock that Mr. Massry acquires through the exercise of any option, call or similar contractual right held by Mr. Massry on the date of the Option Agreement. The Option Agreement also includes any shares issued in connection with a merger, recapitalization, consolidation, stock split, reorganization, combination, share exchange or like circumstance prior to the exercise of the option.

4—Preliminary Proxy Statement

In addition to the Option Shares, the Option Agreement provides for the sale to Mrs. Wortley or her assigns of 50,000 shares of Common Stock upon execution and delivery of the Option Agreement at a purchase price of $24.00 per share. Concurrently with her execution of the Option Agreement, Mrs. Wortley assigned her right to purchase 17,000 shares to two individuals not related to her, and the right to purchase the remaining 33,000 shares to Liberty Lighting Pension Fund. The plan administrator of the portion of the Liberty Lighting Pension Fund which purchased such shares is Mr. Wortley. Mr. Wortley’s sole relationship to the Liberty Lighting Pension Fund is as a plan administrator. On June 14, 2004, the portion of the Liberty Lighting Pension Fund for which Mr. Wortley acts as plan administrator, transferred all shares of Common Stock of the Company to a portion of the Liberty Lighting Pension Fund controlled by a plan administrator other than Mr. Wortley. Mr. Wortley has no beneficial interest in the Liberty Lighting Pension Fund nor in any of the securities which it owns.

Mrs. Wortley believes that her acquisition of the shares underlying the option, which acquisition would, if completed, make her the owner of more than 10% of the Company’s Common Stock, would be subject, as a condition precedent, to her compliance with certain federal and state banking laws.

Except as set forth herein, neither of the Wortleys is now, nor have either of them within the past year been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

There are no material proceedings to which either of the Wortleys or any associate of the Wortleys is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described herein, neither of the Wortleys nor any associate of the Wortleys has any interest in the matters to be voted upon at the special meeting, other than an interest, if any, as a shareholder of the Company.

Except as described herein or in Exhibit A, neither of the Wortleys nor any associate of the Wortleys (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $60,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

OTHER MATTERS.

The principal executive offices of the Company are at 21845 Powerline Road, Boca Raton, Florida 33433. Except as otherwise noted herein, the information concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Wortleys do not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, they do not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

For information regarding the security ownership of certain beneficial owners and the management of the Company, see Exhibit B.

5—Preliminary Proxy Statement

YOUR SUPPORT IS IMPORTANT.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE SIGN, DATE, AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED WHITE AGENT DESIGNATION CARD AS SOON AS POSSIBLE.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN AN AGENT DESIGNATION WITH RESPECT TO YOUR COMMON STOCK. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR AN AGENT DESIGNATION TO BE SIGNED REPRESENTING YOUR SHARES OF COMMON STOCK.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS.

If you have any questions or require any assistance, please contact D.F. King & Co., proxy solicitors for Mrs. Wortley, at the following address and toll free telephone number:

D.F. King &Co 48 Wall Street New York, NY 10005 800-___-____ (toll free) 212-___-____ (fax)

IT IS IMPORTANT THAT YOU SIGN AND DATE YOUR WHITE AGENT DESIGNATION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

Sincerely,

/s/ Barbara Wortley
Barbara Wortley

June 24, 2004

6—Preliminary Proxy Statement

EXHIBIT A
ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS

The following table sets forth information regarding holdings of Common Stock by Mrs. Wortley as of June ______, 2004. Unless otherwise noted, Mrs. Wortley has sole voting and investment power over the shares beneficially owned.

Participant & Address	Shares Participant Holds or May Be Deemed to Hold Beneficially	Percent of Class
Mrs. Barbara Wortley	104,125	4.6% (2)
456 Alexander Palm Road
Boca Raton, Florida 33432

(1)     As set forth in the Solicitation Statement, Mrs. Wortley is a party to the Option Agreement. The shares reflected above do not include any shares which may be purchased by Mrs. Wortley pursuant to an exercise of the option granted pursuant to the Option Agreement.

(2)     Based on the number of shares of Common Stock outstanding as reported in the Company’s 10-Q for the fiscal quarter ended March 31, 2004.

Transactions In Stock of the Company
Other than the Option Agreement, which in described under the heading “CERTAIN INFORMATION REGARDING THE PARTICIPANTS” in this Solicitation Statement, the following transactions are the only transactions by Mrs. Wortley during the two years ended June ______, 2004 with regard to the Common Stock. Mr. Wortley has made no transactions during the two years ended June ______, 2004 with regard to the Common Stock.

Date	Action	Number of Shares
January 15, 2004	Sale	3,000

May 3, 2004	Sale	10,000

May 10, 2004	Sale	9,200

The total number of shares held by the Mrs. Wortley is 104,125, approximately 4.6% of the Company’s total shares outstanding.

The amount of funds expended by Mrs. Wortley to acquire the 104,125 shares of Common Stock she holds in her name is $1,312,500. Such funds were provided in part from Mrs. Wortley’s personal funds and, from time to time, in part by margin account loans from various broker-dealer (collectively, the “Brokers”), extended in the ordinary course of business. All purchases of Common Stock made using funds borrowed from any of the Brokers were made in margin transactions on those firms’ usual terms and conditions. All or part of the shares of such Common Stock may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities. Such loans generally bear interest at a rate based upon the Broker’s respective call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. As of June 23, 2004, the total amount of indebtedness was approximately 25.7% of the total value of such shares.

Mrs. Wortley is not required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Common Stock.

7—Preliminary Proxy Statement

Transactions with the Company

The Wortleys have several personal checking accounts at Pointe Bank a wholly-owned subsidiary of the Company (the “Bank”), a in the ordinary course make deposits and withdrawals to and from such accounts.

The Bank holds two promissory notes from the Wortleys’ in the approximate amounts of $1,600,000 and $600,000. The notes are secured by mortgages on the Wortleys’ personal residence.

Liberty Polyglass, Inc., a corporation owned by Mrs. Wortley (“LPI”) has a term loan outstanding with the Bank. The term loan is secured by certain machinery and equipment of LPI and well as a third mortgage on the Wortleys’ personal residence. The approximate amount of such term loan is $1,500,000.

LPI also has a line of credit facility with the Bank. The current amount outstanding under such facility is approximately $545,000. The facility is secured by the accounts receivable of LPI.

The Bank holds a promissory note from the Wortleys in the approximate amount of $150,000, which is secured by the Wortleys boat.

8—Preliminary Proxy Statement

EXHIBIT B

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Except with respect to beneficial ownership of the Company’s Common Stock by Mrs. Wortley, who no longer owns more than 5% of the Company’s Common Stock, the following table sets forth the beneficial ownership of the Company’s Common Stock as presented in the Company’s Proxy Statement filed March 17, 2004, by (i) each director of the Company; (ii) each executive officer of the Company; (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock. While the Wortleys do not have any knowledge that would indicate that any statement contained in this Exhibit B is untrue, the Wortleys do not take any responsibility for the accuracy or completeness of such information, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

Name and	Shares Beneficially Owned [1]
Address of Beneficial Owner	Number	Percent
Directors and Executive Officers:
Clarita Kassin [2]
21471 Highland Lakes Boulevard	246,275	10.84%
North Miami, FL 33179

Morris Massry [3]
255 Washington Avenue Extension	224,072	9.91%
Albany, NY 12205

R. Carl Palmer, Jr. [4]
21845 Powerline Road	130,576	5.53%
Boca Raton, FL 33433

1    The nature of reported beneficial ownership, as such term is defined in Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, is sole voting and investment power unless otherwise indicated. Common Stock ownership of the persons listed reflects, as indicated, shares of the Company’s Common Stock that would be issued upon the exercise of options granted to such persons to acquire such Common Stock.

2    Reflects 21,244 shares held personally by Mrs. Kassin: 213,031 shares held by the Kassin Family Partnership Ltd., of which Mrs. Kassin controls 100%; and 12,000 shares that may be acquired by Mrs. Kassin upon the exercise of stock options.

3    Reflects 224,071 shares held by Mr. Massry. For estate planning and other personal reasons, Mr. Massry entered into an Option Agreement for the Purchase of Stock, dated as of January 20, 2004, with Mrs. Wortley whereby he (i) sold to the purchaser 50,000 shares of Common Stock of the Company, and (ii) granted to the Purchaser an option to purchase 164,810 shares of Common Stock of the Company that he owns. Pursuant to the terms of the Option Agreement, the Option shall expire on May 10, 2004, unless the purchaser exercises its right to extend the option until September 10, 2004, upon proper notice to Mr. Massry and the payment of additional consideration.

4    Reflects 30,000 shares held individually by Mr. Palmer; and 100,576 shares that may be acquired by Mr. Palmer upon the exercise of his options.

9—Preliminary Proxy Statement

Name and	Shares Beneficially Owned [1]
Address of Beneficial Owner	Number	Percent

Timothy McGinn [5]
15 Marion Avenue	59,801	2.63%
Albany, NY 12203

Bradley R. Meredith [6]
22715 Camino Del Mar, #51	38,547	1.68%
Boca Raton, FL 33433

D. Richard Mead, Jr. [7]
4990 S.W. 72 Avenue	36,690	1.61%
Unit 105
Miami, FL 33155

John P. Dover [8]
2632 N.W. 29th Avenue	26,548	1.16%
Boca Raton, FL 33434-6032

John W. Lowery, Jr. [9]
21845 Powerline Road	20,210	0.89%
Boca Raton, FL 33433

Jean Murphy-Engler [10]
21845 Powerline Road	16,619	0.73%
Boca Raton, FL 33433

James L. Horan [11]
8260 S.W. 161st Street	5,000	0.22%
Miami, FL 33157

All Directors and [12]
Executive Officers	804,338	32.27%
As a group

5    Reflects 16,740 shares held individually by Mr. McGinn; 815 shares held jointly by Timothy McGinn and his wife; 24,489 shares held by McGinn, Smith and Co., Inc.; 1,237 held by McGinn Smith Capital Holdings; 5,877 shares held by McGinn Smith Inventive Savings Plan; 1,000 shares held by Mr. McGinn as custodian for Matthew McGinn and 12,000 shares that may be acquired by Mr. McGinn upon the exercise of his options. Does not include 1,500 shares owned or controlled by Mr. McGinn’s family members.

6    Reflects 7,565 shares held individually by Mr. Meredith; and 30,967 shares that may be acquired by Mr. Meredith upon the exercise of his options.

7    Reflects 24,690 shares held individually by Mr. Mead; and 12,000 shares that may be acquired by Mr. Mead upon the exercise of his options.

8    Reflects 2,500 shares held individually by Mr. Dover, and 24,048 shares that may be acquired by Mr. Dover upon the exercise of his options.

9    Reflects 2,000 shares held individually by Mr. Lowery; and 18,210 shares that may be acquired by Mr. Lowery upon the exercise of his options.

10    Reflects 16,619 shares that may be acquired by Ms. Murphy-Engler upon the exercise of her options.

11    Reflects 5,000 shares that may be acquired by Mr. Horan upon the exercise of his options.

12    Includes an aggregate of 231,420 shares that may be acquired by the group upon the exercise of its options.

10—Preliminary Proxy Statement

Name and	Shares Beneficially Owned [1]
Address of Beneficial Owner	Number	Percent

Other Five Percent (5%) Owners:

None

11—Preliminary Proxy Statement

AGENT DESIGNATION
TO SHAREHOLDERS OF POINTE FINANCIAL CORPORATION

THIS AGENT DESIGNATION IS SOLICITED BY BARBARA WORTLEY FOR THE APPOINTMENT
OF DESIGNATION AGENTS TO CALL A SPECIAL MEETING OF THE SHAREHOLDERS OF
POINTE FINANCIAL CORPORATION

The undersigned hereby appoints Barbara Wortley, with full power of substitution, as proxy and agent for the undersigned, to (i) take all action necessary to call (BUT NOT TO VOTE AT) a special meeting of the shareholders of the Company, for the purpose of considering and voting upon the proposal as described in the Solicitation Statement of Agent Designations of Barbara Wortley, and (ii) to exercise any and all other rights of each of the undersigned incidental to (1) calling the special meeting, and (2) causing the purposes of the authority expressly granted herein to the designated agent to be carried into effect; provided, however that NOTHING CONTAINED IN THIS INSTRUMENT SHALL BE CONSTRUED TO GRANT THE DESIGNATED AGENT THE RIGHT, POWER OR AUTHORITY TO VOTE ANY SHARES OWNED BY THE UNDERSIGNED AT THE SPECIAL MEETING.

Dated:______________________________________________________

Signature:___________________________________________________

Signature (if held jointly):_______________________________________

Title:________________________________________________________

Please sign exactly as your shares are registered. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This demand will represent all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE

12—Preliminary Proxy Statement